Carillon Capital Fund
                                          of
                               Carillon Investment Trust


                                      SEMIANNUAL
                                        REPORT
                                    April 30, 1998

PRESIDENT'S MESSAGE
May 31, 1998


Financial Markets

The United States stock market moved sharply higher during the six months ending April 30, 1998. The market benefitted again from a period of generally good corporate earnings results, a moderately strong economy with low inflation, falling interest rates, increased merger activity, and fresh cash flows coming into equity mutual funds. Much of the gain occurred from late January to late April, as the market shook off concerns about the financial crisis in Southeast Asia and soared 1500 points on the Dow Jones Industrial Average to above the 9000 level.

Stock sectors leading the market's advance included broadcast media, entertainment, health care, and selected technology issues. Lagging the market's advance were tobacco, metals and mining, and energy-related stocks. Large capitalization stocks continued their outperformance over smaller stocks, although financial performance, growth prospects and valuation levels all pointed toward small capitalization stocks as relatively better values. Large flows into mutual funds seemed to be the biggest factor in favoring larger stocks, as mutual fund managers with billions of dollars to invest favored the liquidity afforded by the greater trading volume of larger issues.

Fixed Income markets continued to celebrate the low inflation environment and even a federal budget surplus with bond yields falling and bond prices rising. However, the gains were not nearly as much as the previous six months. The inflation picture improved steadily during the period as weak raw material prices (particularly crude oil), a strong U.S. dollar, lower cost Asian imports and sufficient productivity to offset much of the increases in labor costs all contributed to the lowest level of reported inflation in decades. The Federal Reserve Board worried occasionally about whether the economy was gaining too much strength, but due to low inflation and concerns about the Asian financial situation the Fed has kept short-term interest rates steady for more than a year.


Asset Allocation

Under normal conditions, the Carillon Capital Fund will be structured approximately 63 percent, 30 percent, and 7 percent in stocks, bonds, and money market instruments, respectively. However, as market conditions deviate from historical norms, the Fund repositions its asset mix toward the apparently more attractive asset class. The following table highlights the current allocation of fund assets, six months ago, twelve months ago, and at a long term normal portfolio allocation.

Asset
Category           5/31/98*  10/31/97  4/30/97   Normal
--------           -------   --------  -------   ------
Common Stocks        36%        37%      35%       63%
Bonds                40%        37%      43%       30%
Cash                 24%        26%      22%        7%
                    ----       ----     ----      ----
                    100%       100%     100%      100%

*The fund held an unusually large cash position as of April 30, 1998 to settle a planned redemption of related party shares on May 1, 1998. The asset allocation on May 31, 1998 is more representative of the recent asset allocation strategy.

The Capital Fund is managed with a long-term asset allocation philosophy. The asset allocation decision of investments among stocks, bonds and money market investments is made with a model that incorporates long-term historical relationships of the basic drivers of stock market valuations -- corporate profits, interest rates, inflation rates, and price earnings ratios. In addition, the model analyzes over 100 different market-

influencing factors including monetary, economic, technical, and global indicators because of their potential for moving markets away from fundamental value over intermediate time periods. Bonds and money market investments are also analyzed from a long-term valuation and technical perspective to help determine their weightings within the Portfolio.

The model's current asset allocation reflects the fact that the U.S. stock market is selling at its highest combined level of earnings, dividends, book values, replacement values and percentage of Gross Domestic Product in this century. This includes 1929. In fact, the current valuation represents approximately a 30% premium to October 1929 valuation levels. Other, more technical, market-influencing factors are deemed neutral at present. The Capital Fund's philosophy as an asset allocation fund is to own fewer stocks when they are so richly valued and more stocks when valuations are historically lower. Therefore, the Fund has owned less than a normal allocation to U.S. stocks during the last several years. This has negatively impacted relative fund performance, but should work in favor of the Fund's relative performance if and when stocks return to more normal valuation levels.

The bond and money market allocations are above normal due to the higher than normal real interest rates (actual interest rates minus inflation rates) available from fixed income investments, a favorable fixed income technical picture, and the underweighting of stocks in the Portfolio because of the fundamental valuation concerns noted above.


Performance

The Fund's total return of 3.51 percent over the past six months has been very disappointing. The Fund did not own enough stocks and was not in the right market sectors during this period.

Individual stock security selection for the Fund is accomplished with an earning growth discount model that analyzes companies for a combination of high profitability, consistent performance, excellent growth, good quality, relative value, and the likelihood that a recognition of value will take place in the market. This approach has moved the Fund's stock selection into smaller capitalization issues over the last several years. Fund management strongly believes that smaller stocks currently represent better relative value than larger capitalization stocks. Smaller stocks have historically outperformed larger stocks because of better growth and profitability. We believe they will again, especially since smaller stocks are selling for lower multiples of current earnings and are projected to grow earnings faster into the future. Therefore, the Fund has owned a large percentage of smaller stocks that have advanced far less than larger stocks during the last six months.

The Capital Fund's management also believes diversification is an important investment principle. In theory, effective diversification enhances the long-term risk/reward characteristics of a portfolio by counterbalancing risks of individual securities. Stock diversification in the Capital Fund includes owning international stocks, precious metal stocks, and real estate related issues, as well as traditional U.S. stocks. These investments have negatively impacted recent fund performance, since traditional U.S. stocks have outpaced almost all market sectors.

Outlook

There is obviously no way of accurately predicting where this extraordinary stock market will go from here. I believe that, at some point, the less-than-precise laws of economics will overcome the human emotions and dollars that are currently driving larger capitalization, traditional U.S. stocks higher.

Although many improvements are present in today's world, I believe a combination of the following concerns will eventually pressure the economy, corporate profits, and stock prices lower:

   Profit margin pressures from higher labor costs, more competitive imports and overcapacity

   Stock valuations that have risen far faster than corporate profits

   An inventory build-up that has been evident in the last several GDP reports

   A sharply deteriorating U.S. balance of payments

   High levels of household debt, stock margin debt, and usage of leveraged stock market related derivative financial instruments

   Highly speculative activity in stocks with no earnings

   Lack of overall market strength to the degree seen in the major market averages

Our primary concern in the current market environment is to be able to limit losses in a decline and subsequently be able to invest wisely in anticipation of a future longer-term advance. Therefore, money market investments will be held in higher quantities than normal until more attractive valuations appear. Current stock holdings center on four areas I believe represent good value within an otherwise richly valued market -- Energy Service Stocks, Natural Gas Producing Companies, Real Estate Investment Trusts, and export oriented industries within the Asian marketplace.

We appreciate the confidence you have placed in the Carillon
Capital Fund and we look forward to providing you with better relative performance than we have recently experienced.

                     Sincerely,

                     /s/ George  Clucas

                     George L. Clucas, President
                     May 31, 1998

This report was prepared for Carillon Capital Fund of Carillon
Investment Trust shareholders and may be distributed to others if preceded or accompanied by a current prospectus.

CARILLON CAPITAL FUND
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------
April 30, 1998
(Unaudited)

ASSETS
Investments in securities, at value (cost $47,011,794)           $47,681,474
Cash                                                                  18,822
Receivable for investment securities sold                            181,303
Interest and dividends receivable                                    254,810
Prepaid expenses                                                       7,803
                                                                 -----------
                                                                  48,144,212
LIABILITIES
Payable for shares redeemed                                       22,592,566
Investment advisory fees                                              29,724
Professional fees                                                      7,282
Portfolio accounting and custody fees                                  4,893
Printing expenses                                                      2,759
Transfer agency fees                                                     816
                                                                 -----------
                                                                  22,638,040
                                                                 -----------
NET ASSETS
Paid-in capital                                                   21,065,464
Accumulated undistributed net investment income                      267,992
Accumulated undistributed net realized gain                        3,503,036
Unrealized appreciation, net                                         669,680
                                                                 -----------
                                                                 $25,506,172
                                                                 ===========
Shares outstanding (without par value, unlimited authorization)    2,029,062

Net asset value and redemption price per share                   $     12.57
                                                                 ===========
Offering price per share (Net asset value per share/.95)*        $     13.23
                                                                 ===========

*A sales charge of 5% is imposed on investments of less than $50,000. Reduced sales charges apply for investments in excess of this amount.

The accompanying notes are an integral part of the financial statements.

CARILLON CAPITAL FUND
STATEMENT OF OPERATIONS
----------------------------------------------
For the Six Months Ended April 30, 1998
(Unaudited)

INVESTMENT INCOME
Interest  $925,973
Dividends (net foreign withholding taxes of $13,388)                 234,531
                                                                 -----------
                                                                   1,160,504
                                                                 -----------
EXPENSES
Investment advisory fees                                             174,933
Portfolio accounting fees                                             16,072
Professional fees                                                     10,126
Trustees' fees and expenses                                            9,604
Custodial fees and expenses                                            7,538
Transfer agency fees                                                   5,368
Registration and filing fees                                           5,320
Other                                                                  2,078
                                                                 -----------
                                                                     231,039
                                                                 -----------
NET INVESTMENT INCOME                                                929,465
                                                                 -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                                   3,411,261
Net change in unrealized appreciation/(depreciation)
 of investments                                                   (2,686,939)
                                                                 -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                      724,322
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $1,653,787
                                                                 ===========

The accompanying notes are an integral part of the financial statements.

CARILLON CAPITAL FUND
STATEMENTS OF CHANGES IN NET ASSETS
========================================================

                                           Six Months Ended        Year Ended
                                             April 30, 1998  October 31, 1997
                                           ----------------  ----------------
                                              (Unaudited)
OPERATIONS
Net investment income                        $   929,465     $ 1,777,393
Net realized gain on investments               3,411,261       3,633,883
Net change in unrealized
appreciation/(depreciation) of investments    (2,686,939)     (1,139,598)
                                             -----------     -----------
                                               1,653,787       4,271,678
                                             -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                           (874,986)     (1,751,289)
Net realized gain on investments              (3,605,844)     (3,334,642)
                                             -----------     -----------
                                              (4,480,830)     (5,085,931)
                                             -----------     -----------
FUND SHARE TRANSACTIONS
Proceeds from shares sold                          7,216         905,934
Issued in reinvestment of dividends            4,480,553       5,085,587
Payments for shares redeemed                 (23,271,701)       (931,167)
                                             -----------     -----------
                                             (18,783,932)      5,060,354
                                             -----------     -----------
NET INCREASE/(DECREASE) IN NET ASSETS        (21,610,975)      4,246,101

NET ASSETS
Beginning of period                           47,117,147      42,871,046
                                             -----------     -----------
End of period                                $25,506,172     $47,117,147
                                             ===========     ===========
Undistributed Net Investment Income          $   267,992     $   221,155
                                             ===========     ===========
FUND SHARE TRANSACTIONS:
Sold                                                 573          68,350
Issued in reinvestment of dividends              366,026         394,234
Redeemed                                      (1,849,641)        (69,520)
                                             -----------     -----------
Net (decrease) from share transactions        (1,483,042)        393,064
                                             ===========     ===========

The accompanying notes are an integral part of the financial statements.

Carillon Capital Fund
Schedule of Investments
---------------------------------------------------------
APRIL 30, 1998
(Unaudited)
COMMON STOCKS - 43.75%

                                                  SHARES     VALUE
                                                  ------     -----
BANKING AND FINANCIAL SERVICES - 10.53%
AFP Provida SA                                       23,000  $   411,125
Banco BHIF ADR                                       22,000      273,625
The Chile Fund                                        8,000      129,500
Duff & Phelps Credit Rating Company                   4,000      228,000
Fahnestock Viner Holdings Class-A                     9,500      191,781
Hyperion 1999 Term Trust                            100,000      700,000
Income Opportunity Fund 1999                         30,000      285,000
Income Opportunity Fund 2000                         26,000      248,625
Templeton Global Income Fund                         29,000      217,500
                                                             -----------
                                                               2,685,156
                                                             -----------
CAPITAL GOODS - 1.72%
AGCO Corporation                                      7,500      200,625
Lindsay Manufacturing Company                         5,057      237,047
                                                             -----------
                                                                 437,672
                                                             -----------
CONSUMER CYCLICAL - 1.91%
CPAC Incorporated*                                   17,500      201,250
NCI Building Systems Incorporated*                    5,500      286,000
                                                             -----------
                                                                 487,250
                                                             -----------
CONSUMER NON-DURABLE - 3.63%
Charoen Pokphand Feedmill ADR*                       21,025       96,221
Complete Management Incorporated*                    18,000      145,125
ICN Pharmaceuticals Incorporated                      5,200      256,100
Scientific Games Holdings Corporation*                9,000      200,250
Vtech Holdings Limited ADR                            6,500      228,245
                                                             -----------
                                                                 925,941
                                                             -----------
ENERGY - 13.03%
Basin Exploration Incorporated*                      11,000      218,625
Callon Petroleum Company*                            10,000      177,500
Domain Energy Corporation*                           12,000      156,000
Giant Industries Incorporated                         9,500      205,438
Gulf Island Fabrication, Incorporated*                  500       11,625
Marine Drilling Company Incorporated*                14,000      340,375
Maverick Tube Corporation*                           12,000      209,250
Miller Exploration Company*                          21,000      173,250
OYO Geospace Corporation*                             6,000      155,250
Pride International Incorporated*                    14,000      340,375
Trico Marine Services*                               16,000      362,000
Unifab International Incorporated*                   15,000      346,875
YPF SA  Sponsored ADR                                18,000      627,750
                                                             -----------
                                                               3,324,313
                                                             -----------
MANUFACTURING - 2.60%
De Beers Consolidated Mines ADR                       8,000      206,000
Fibermark Incorporated*                               9,000      185,625
Northwest Pipe Company*                              10,000      220,000
Royal Oak Mines Incorporated*                        45,000       50,625
                                                             -----------
                                                                 662,250
                                                             -----------
REAL ESTATE - 6.71%
Associated Estates Realty Corporation                10,000      191,250
City Developments Limited ADR                        25,000      108,145
Merry Land & Investment Company                       9,000      189,563
Pacific Gulf Properties                              10,000      220,000
Parkway Properties Incorporated                       7,000      230,125
Trinet Corporate Realty Trust                         8,200      293,662
United Dominion Realty Trust                         13,000      176,312
Winston Hotels, Incorporated                         24,300      302,230
                                                             -----------
                                                               1,711,287
                                                             -----------
TECHNOLOGY - 3.62%
Cybex Corporation                                     7,500      177,188
ECI Telecommunications ORD*                          10,000      305,000
Nam Tai Electronics                                  16,001      254,016
Vertex Communications Corporation*                    7,000      186,375
                                                             -----------
                                                                 922,579
                                                             -----------
Total Common Stock  (cost $10,672,252)                        11,156,448

FOREIGN COMMON STOCK - 3.26%

HONG KONG - 1.89%
Smartone Telecomm                                    87,000      228,562
Techtronic Industries*                              849,400      252,208
                                                             -----------
                                                                 480,770
                                                             -----------
MALAYSIA - 1.37%
Bumi Armada Berhad                                  150,000      132,352
Road Builder Holdings BHD                           248,000      218,823
                                                             -----------
                                                                 351,175
                                                             -----------
Total Foreign Common Stock  (cost $886,104)                      831,945
                                                             -----------
PREFERRED STOCK - .98%

Freeport McMoran Copper & Gold                       10,000      251,250

Total Preferred Stock  (cost $347,888)

U.S. TREASURY OBLIGATIONS - 8.63%
                                                  PRINCIPAL  VALUE
                                                  ---------  -----
U.S. TREASURY NOTES - 8.63%
5.750% due 08/15/03                               $ 750,000      752,110
7.875% due 11/15/04                               1,300,000    1,449,500

Total U.S. Treasury Notes (cost $2,098,721)                    2,201,610
                                                             -----------
COLLATERALIZED MORTGAGE OBLIGATIONS - 7.85%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.79%
1662 H (6.250% due 01/15/09)                        212,487      210,696
1559 VP (5.500 % due 02/15/20)                      510,000      500,840
                                                             -----------
                                                                 711,536
                                                             -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.06%
Remic 93-12 ED (7.500% due 02/25/06)              1,000,000    1,034,096
Remic 93-163 PN (7.000% due 07/25/07)               250,000      257,103
                                                             -----------
                                                               1,291,199

Total Collateralized Mortgage Obligations
 (cost $1,951,194)                                             2,002,735
                                                             -----------
MORTGAGE BACKED SECURITIES - 5.50%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.76%
7.500% due 06/01/07                                  34,903       35,302
8.250% due 03/01/12                                  91,119       94,275
8.500% due 03/01/16                                 124,861      130,471
7.500% due 07/01/17                                  51,338       52,563
11.000% due 04/01/19                                 99,183      110,628
10.500% due 05/01/19                                101,888      111,376
11.000% due 11/01/19                                152,631      170,245
                                                             -----------
                                                                 704,860
                                                             -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.80%
9.500% due 09/01/05                                  18,311       19,211
5.500% due 01/01/09                                 275,820      268,072
5.500% due 04/01/09                                 177,932      172,516
                                                             -----------
                                                                 459,799
                                                             -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - .94%
9.000% due 11/15/16                                  88,104       95,496
9.500% due 05/15/18                                  42,064       45,495
9.000% due 12/15/19                                  91,446       98,882
                                                             -----------
                                                                 239,873
                                                             -----------
Total Mortgage-Backed Securities
 (cost $1,324,082)                                             1,404,532
                                                             -----------
CORPORATE BONDS AND NOTES - 17.42%

BANKING & FINANCIAL SERVICE - 3.50%
Hutchison Whampoa (6.950% due 08/01/07)             500,000      472,700
Indah Kiat Sr Notes (10.000% due 07/01/07)          500,000      417,500
                                                             -----------
                                                                 890,200
                                                             -----------
MISCELLANEOUS - 7.73%
Enersis (6.600% due 12/01/26)                       500,000      489,743
Gulf Canada Res (8.350% due 08/01/06)               500,000      540,336
News American Holdings (8.500% due 02/15/05)        400,000      441,620
TE Products Pipeline (7.510% due 01/15/28)          500,000      500,983
                                                             -----------
                                                               1,972,682
                                                             -----------
TECHNOLOGY - 1.41%
Loewen Group International Incorporated
 (8.250% due 04/15/03)                              350,000      360,509
                                                             -----------
UTILITIES - 4.78%
New Orleans Public Service Incorporated
 (8.670% due 04/01/05)                              300,000      300,556
TCI Communications Incorporated
 (8.650% due 9/15/04)                               250,000      276,333
Pohang Iron & Steel (7.125% due 11/01/06)           750,000      642,306
                                                             -----------
                                                               1,219,195
                                                             -----------
Total Corporate Bonds (cost $4,341,185)                        4,442,586
                                                             -----------
SHORT-TERM INVESTMENTS - 99.55%

GOVERNMENT AGENCY NOTES - 15.58%
FHLMC (5.440% due 05/28/98)                       2,000,000    1,991,900
FHLMC (5.440% due 06/30/98)                       2,000,000    1,982,067
                                                             -----------
                                                               3,973,967
                                                             -----------
COMMERCIAL PAPER - 19.61%
Anheuser Busch Company (5.500% due 05/01/98)      1,500,000    1,500,000
Cargill Financial Services(5.460% due 05/01/98)   2,000,000    2,000,000
Walt Disney Company (5.500% due 05/01/98)         1,500,000    1,500,000
                                                             -----------
                                                               5,000,000
                                                             -----------
VARIABLE RATE DEMAND NOTES <F1> - 64.36%
American Family Financial Services
 (5.235% due 05/06/98)                            2,349,999    2,349,999
General Mills Incorporated (5.261% due 05/05/98)  2,349,838    2,349,838
Johnson Controls, Incorporated
 (5.261% due 05/05/98)                            2,316,565    2,316,566
Pitney Bowes Credit Corporation
 (5.261% due 05/05/98)                            2,350,000    2,350,000
Sara Lee  (5.256% due 05/05/98)                   2,349,999    2,349,999
Warner Lambert (5.235% due 05/06/98)              2,349,999    2,349,999
Wisconsin Electric Power Corporation
 (5.235% due 05/06/98)                            2,350,000    2,350,000
                                                             -----------
                                                              16,416,401
                                                             -----------
Total Short-Term Investments (cost $25,390,368)               25,390,368

TOTAL INVESTMENTS<F2> - 186.94% (cost $47,011,794)            47,681,474
                                                             -----------
OTHER ASSETS AND LIABILITIES - (86.94%)                      (22,175,302)
                                                             -----------
TOTAL NET ASSETS - 100.00%                                   $25,506,172
                                                             ===========
*Non-income producing
(ADR) American Depository Receipt

<F1> Interest rates vary periodically based on current market rates.  The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information shown is as of April 30, 1998.

<F2>  Gross unrealized appreciation and depreciation of securities April
30,1998 for financial reporting purposes was $1,962,158 and ($1,292,478) respectively; tax amounts were substantially the same.


The accompanying notes are an integral part of the financial statements.

CARILLON CAPITAL FUND
NOTES TO FINANCIAL STATEMENTS
=====================================================
April 30, 1998

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Capital Fund (the Fund) is a series of Carillon Investment Trust (the Trust) registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to provide the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above average quality by investing in equity securities, debt instruments, and money market instruments.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation - Securities traded on securities exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day of valuation, or if there were no reported sales on that date, the last bid price. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Trustees. Money market instruments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All accretion of discounts is recognized currently under
the effective interest method.   Amortization of premiums is
recognized currently under the straight-line method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes. The cost of investments is substantially the same for financial reporting and tax purposes.

Federal taxes - It is the intent of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains. Therefore, no provision for income or excise taxes has been recorded.

Dividends and capital gains distributions - Dividends from net investment income are declared and paid quarterly by the Fund. Net realized capital gains are distributed periodically, no less frequently than annually. Dividends from net investment income and capital gains distributions are recorded on the ex-dividend date. All dividends and distributions are automatically reinvested in additional shares of the Fund at the net asset value per share unless the shareholder requests such dividends and distributions be paid in cash.

The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

Investment advisory fees - The Fund pays investment advisory fees to Carillon Advisers, Inc. (the Adviser) under terms of an Investment Advisory Agreement. Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed on a daily basis, at an annual rate of .75% of the first $50,000,000, .65% of the next $100,000,000, and .50% of all amounts over $150,000,000 of the net assets of the Fund.

The Investment Advisory Agreement provides that if, in any calendar quarter, the total of all ordinary business expenses applicable to the Trust should exceed the expense limitations as required by any applicable state law, the Adviser will reimburse the Trust for such excess. No such reimbursements were required for the periods presented in the financial statements.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .20% of the Fund's average net assets. The fee is borne by the Adviser, not the Fund.

Distribution agreement - The Distributor serves as the principal underwriter of the shares of the Trust pursuant to a Distribution Agreement with the Trust. Under the terms of this agreement, the Distributor will pay all expenses related to selling and distributing the Trust's shares, including preparing, printing and mailing sales materials. The Distributor receives a percentage of the offering price of fund shares sold to unaffiliated parties ranging from 5% on investment of less that $50,000 to .5% on investments in excess of $2,500,000.

Other - At April 30, 1998, The Union Central Life Insurance Company (Union Central) owned 1,301,350 shares of the Fund and therefore is a controlling person of the Fund and is able to cast a deciding vote on matters submitted to a vote of the Fund's shareholders. On April 30, 1998, a pension plan affiliated with Union Central redeemed 1,797,340 shares, representing its entire holding in the Fund.

Union Central owns all of the outstanding stock of Carillon
Investments, Inc. and Carillon Advisers, Inc.

Each trustee who is not affiliated with the Adviser receives fees from the Trust for services as a trustee.

NOTE 3 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of securities for the year ended April 30, 1998, excluding short-term securities, follow:

                                   Cost of       Proceeds
                                  Purchases     from Sales
                                  ---------     ----------
Common Stocks                     $ 7,359,989   $12,755,391
U.S. Government Securities            997,438    12,275,917
Corporate Bonds                     3,961,453       528,730
                                  -----------   -----------
                                  $12,318,880   $25,560,038
                                  ===========   ===========

NOTE 4 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                      Six Months Ended
                       April 30, 1998          Year ended October 31
                      ---------------  -------------------------------------
                         (Unaudited)   1997    1996    1995    1994    1993
Net Asset Value,
  Beginning of period        $13.42    $13.75  $12.70  $13.01  $13.00  $12.45
                             ------    ------  ------  ------  ------  ------
Investment Operations:
  Net investment income         .31       .51     .60      .52    .35     .42

  Net realized and
  unrealized gain               .11       .75    1.17     .73     .16    1.27
                             ------    ------  ------  ------  ------  ------
Total from
 Investment Operations          .42      1.26    1.77    1.25     .51    1.69
                             ------    ------  ------  ------  ------  ------
Distributions:
Net investment income          (.24)     (.52)   (.60)   (.51)   (.32)   (.42)

Net realized gain             (1.03)    (1.07)   (.12)  (1.05)   (.18)   (.72)
                             ------    ------  ------  ------  ------  ------
Total Distributions           (1.27)    (1.59)   (.72)  (1.56)   (.50)  (1.14)
                             ------    ------  ------  ------  ------  ------
Net Asset Value,
  End of period              $12.57    $13.42  $13.75  $12.70  $13.01  $13.00
                             ======    ======  ======  ======  ======  ======
Total Return<F1>              3.51%     9.94%   14.38%  10.88%  4.56%  14.50%

Ratios/Supplemental Data:
Net Assets,
End of period (000's)        $25,506   $47,117 $42,871 $46,644 $41,849 $33,863

Ratio of Expenses to
Average Net Assets             1.00%     1.00%   1.02%   1.01%   1.05%   1.11%
Ratio of Net Investment
Income to Average Net Assets   4.01%     3.95%   4.52%   4.44%   3.89%   3.35%

Portfolio Turnover Rate       75.35%    45.40%  47.43%  42.07%  53.20%  43.35%

Average Commission
 Rate Paid<F2>                $.0585   $.0529   $.0631

<F1>  Assumes sales load is not imposed on either initial investment or reinvestment of distributions.
<F2>  Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to fiscal 1996.